Prepaid Expenses and Other Current Assets (Details) - Schedule of receivables represented the amount available for future deduction against VAT payable - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule of receivables represented the amount available for future deduction against VAT payable [Abstract]
VAT receivables	$ 1,207	$ 2,471	$ 1,748
Advances to suppliers	4,681	2,117	1,038
Other receivables	6,330	688	627
Deposits	746	746	535
Total	$ 12,964	$ 6,022	$ 3,948